Exhibit 99.1

[Letterhead of PNC CPAs]

Securities and Exchange Commission

450 Fifth Street N.W.

Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated July 7, 2005 of Innova Pure Water, Inc. and are in agreement with the statements contained in paragraph (a) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Sincerely,

/s/ Pender Newkirk & Company

Pender Newkirk & Company

Certified Public Accountants

Tampa, Florida

July 7, 2005